UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2012

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2012, the Board of Directors of Health Care REIT, Inc. (the “Company”) appointed Judith C. Pelham as a member of the Board of Directors. Ms. Pelham will be a member of the Investment and Planning Committees. Her term as a director will expire at the next annual meeting of shareholders.

In connection with the appointment, the Company entered into an indemnification agreement with Ms. Pelham. The agreement is substantially identical to the agreements previously entered into between the Company and its other directors and generally provides that the Company will, in certain circumstances, indemnify Ms. Pelham against any and all expenses, judgments, fines, penalties and amounts paid in settlement arising out of her service to the Company. The agreement also provides for the advancement of expenses in connection with a threatened, pending or completed action, suit or proceeding.

The press release announcing the appointment of Ms. Pelham is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was duly called and held on May 3, 2012 in Toledo, Ohio. The voting results for each of the proposals submitted to a vote of the shareholders at the annual meeting are as follows:

Proposal #1 — Election of ten directors to hold office until the next annual meeting of shareholders:

Nominee	For	Against	Abstentions	Broker Non-Votes
William C. Ballard, Jr.	150,150,178	6,730,989	277,934	29,549,189
George L. Chapman	154,187,796	2,610,702	360,603	29,549,189
Daniel A. Decker	155,623,617	1,259,265	276,219	29,549,189
Thomas J. DeRosa	155,605,432	1,271,916	281,753	29,549,189
Jeffrey H. Donahue	150,263,721	6,614,645	280,735	29,549,189
Peter J. Grua	155,614,815	1,266,504	277,782	29,549,189
Fred S. Klipsch	153,007,226	3,879,481	272,394	29,549,189
Sharon M. Oster	150,180,913	6,705,612	272,576	29,549,189
Jeffrey R. Otten	155,524,621	1,356,870	277,610	29,549,189
R. Scott Trumbull	155,208,970	1,679,910	270,221	29,549,189

Proposal #2 — Approval of the compensation of the named executive officers of the Company as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC:

For	Against	Abstentions	Broker Non-Votes
100,037,225	56,567,924	553,952	29,549,189

Proposal #3 — Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2012:

For	Against	Abstentions	Broker Non-Votes
183,816,106	2,274,956	617,228	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated May 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its:	Chairman of the Board, Chief Executive
Officer and President

Dated: May 7, 2012